SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                  FORM 8-K/A-3

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)        March 7, 1997

                           REGENCY REALTY CORPORATION
             (Exact name of registrant as specified in its charter)



         Florida                   1-12298                   59-3191743
(State or other jurisdiction      Commission               (IRS Employer
     of incorporation)           File Number)             Identification No.)


  121 West Forsyth Street, Suite 200
       Jacksonville, Florida                                   32202
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number including area code:        (904)-356-7000



                                 Not Applicable
        (Former name or former address, if changed since last report)




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ITEM    7.       FINANCIAL STATEMENTS AND EXHIBITS

        C.       Exhibits

                 The following exhibit is filed with this report on Form 8-K.

                 (a)      Consent of Price Waterhouse LLP dated July 8, 1997.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                REGENCY REALTY CORPORATION



Date:  July 10, 1997                             By: /s/  J. CHRISTIAN LEAVITT
                                                     -------------------------
                                                          J. Christian Leavitt
                                                        Treasurer and Secretary



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                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-2546) of Regency Realty Corporation of our report dated March 7, 1997 relating to the financial statements of Branch Properties, L.P., which appears in the Current Report on Form 8-K/A-2 of Regency Realty Corporation dated March 7, 1997 (filed on May 12, 1997). We also consent to the reference to us under the heading "Experts" in such Registration Statement.



Price Waterhouse LLP
Atlanta, Georgia
July 8, 1997